The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities Area
Since Inception in 1984

89	$1.7B	$5.0M	$2.7B	12,544

Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (52% affordable)

$6.2B	23.5M	30,002	$2.6B	$249.5M

Total Economic Impact	Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated

PROJECT PROFILE:

CHANCELLOR MANOR

The HIT provided $25.8 million in financing for the $58.2 million recapitalizaton and rehabilitation of the 200-unit all affordable Chancellor Manor apartments in Burnsville which will create an estimated 138,450 hours of union construction work.

PROJECT PROFILE:

BELTLINE STATION BUILDINGS 1 & 3

The HIT provided a combined $31.0 million in funding for the $108.9 million new construction of Beltline Station Buildings 1 & 3 in St. Louis Park, which will create an estimated 730,270 hours of union construction work. Building 1 is 7 stories with 152 units of housing and Building 3 is 5 stories with 146 units.

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Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of September 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal.

Helping Build The Twin Cities—The Union Way	SEPTEMBER 2026

Estoria Cooperative Oak Marsh—Oakdale	Landmark Tower—St. Paul	Silver Lake Pointe—Mounds View

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell

Business Manager, Minneapolis Building and Construction Trades Council
President, Minnesota Building and Construction Trades Council

HIGHLIGHTS OF THE TWIN CITIES AREA INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
Chancellor Apartments	Burnsville	$25,830,000	$58,247,437	138,450
Labor Retreat Apartments	Minneapolis	$10,750,000	$19,366,543	47,750
Ladder 260	Minneapolis	$18,219,487	$34,281,708	203,510
One Southside	Minneapolis	$5,000,000	$27,978,588	213,470
Silver Lake Pointe	Mounds View	$7,949,400	$16,866,839	32,860
Estoria Cooperative Oak Marsh	Oakdale	$21,464,400	$44,694,970	325,400
Beltline Station Building 1	St. Louis Park	$16,207,382	$58,232,914	391,340
Beltline Station Building 3	St. Louis Park	$14,841,856	$50,632,363	338,930
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020
Landmark Tower	St. Paul	$18,660,000	$97,079,980	616,680

Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and Building America project data. Data is current as of September 30, 2026. Economic impact data is in 2025 dollars and all other figures are nominal. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects listed above may not reflect HIT’s current portfolio for any or all of the following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com